UniSource Energy Corporation

February 8, 2005

Safe Harbor

This presentation contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: the ongoing restructuring of the electric industry; regional economic and market conditions which could affect customer growth and the cost of fuel and power supplies; changes to long-term contracts; performance of TEP's generating plants; weather; changes in asset depreciable lives; changes related to the recognition of unbilled revenue; the cost of debt and equity capital; changes in accounting standards; and other factors listed in
UniSource Energy's Form 10-K and 10-Q filings with the Securities and
Exchange Commission. The preceding factors may cause future results to differ materially from outcomes currently expected by UniSource Energy.

UniSource Energy

James S. Pignatelli

Chairman, President and Chief Executive Officer

Kevin P. Larson

Vice President & Chief Financial Officer

Michael J. DeConcini

Senior Vice President & Chief Operating Officer

Tucson Electric Power, Energy Resources

Steven J. Glaser

Senior Vice President & Chief Operating Officer

Tucson Electric Power, Transmission &

Distribution

UniSource Energy
Tucson Electric Power
UniSource Energy SERVICES
Energizing Arizona
MILLENNIUM
ENERGY HOLDINGS, INC.

UNS
Electric

UNS
Gas

UniSource Energy Corporation

MOHAVE
Kingman
Bullhead City
Flagstaff
Lake Havasu City
Springerville
GILA
Phoenix
YUMA
MARICOPA
PINAL
ARIZONA
Tucson
PIMA
COCHISE

Utility Service Areas

UNS Gas

Tucson Electric Power

UNS Gas and Electric

UNS Electric

2004 Customer

Growth Rate

2.3%

4.6%

N/A

5.3%

Strategic Direction

Generation

Non cost-base regulated

Total generating resources – 2003 MW

Coal

1516 MW

Gas

483 MW

Solar

4 MW

Strategy

Selectively expand existing resources

Acquisition of low-cost new generation

Strategic Direction

Transmission & Distribution

Cost-based regulated

TEP

375,000 customers

Over 2% average annual growth rate

UES

219,000 customers

5% growth in 2004

Strategy

Selective acquisition for growth

Strategic Direction

Financial

2004 Results

Earnings

$1.30 per share

Cash Flow From Operations

$309 million

Capital Expenditures

$155 million

2005 Outlook

Earnings

$1.50 - $1.75 per share

Cash Flow From Operations

Approx. $300 million

Capital Expenditures

Approx. $210 million

Strategy

Recapitalize TEP

Continue on-going debt reductions

Strategic Direction

Millennium Energy Holdings

Current investments          $55 million

Strategy

Exiting Millennium businesses

Internally fund any required investments

Strategic Direction

Regulation

Strategy

Maintain good working relationship with ACC

Achieve market-based rates for existing generation

Maintain transmission & distribution as cost-based regulated assets

Strategic Direction

Shareholder Return

Annual earnings growth of 7-10%

Target dividends over the next several years to a 50% payout level

2004 Financial Performance

TEP Pre-Tax Gross Margin

Net Income

$567

$594

500

550

600

650

$700

2003

2004

$3

$10

$61

$45

$46

$45

-

10

20

30

40

50

60

$70

2003

2004

UniSource Energy Services

Tucson Electric

UniSource Consolidated

(millions)

(millions)

12

*Gross Margin is total electric retail and wholesale revenues less fuel and purchased power expense

2004 Earnings Drivers

After-Tax Change

TEP Gross Margin Improvement

$16 million

Millennium Improvement

$12 million

UES Full Year Contribution

$  7 million

Tax Benefits Recorded in 2003

($15 million)

Acquisition Costs

($  7 million)

Increased TRA Amortization

($11 million)

Springerville Dev. Fee Recorded in 2003

( $ 7 million)

2004 Financial Performance

Cash Flow from Operations

Cash Flow from Operations less Capital Expenditures

(millions)

(millions)

UniSource Energy Consolidated

$309

$60

$123

$173

$260

$154

-

70

140

210

280

$350

2002

2003

2004

Tucson Electric Power

$277

$101

$136

$258

$204

$160

-

70

140

210

280

$350

2002

2003

2004

Proposed Financing

Proposed UniSource Financing

Approximately $235 million of
debt

Proceeds used to:

Increase TEP equity ratio to 40%
(ACC basis)

Provide additional equity to UES

Refinance existing $401 million TEP
Credit Facility

UniSource Energy Stand-Alone

Sources

(millions)

UniSource Financing Proceeds

$235

Uses

Repayment of Inter-Co. Loan

(Principal and Interest)

$105

Equity Infusion to TEP

110

Equity Infusion to UES

10

Financing Costs and Other

10

Total Uses

$235

Tucson Electric Power

Sources

(millions)

Repayment of Inter-Co. Loan

(Principal and Interest)

$105

Equity Infusion

110

Total Sources

$215

Uses

Debt Retirements

$215

Capital Structure Improvements

Equity % of Total Capitalization

*Pro Forma for Proposed UniSource Financing

- Capital lease obligations net of investment in lease debt

- ACC method excludes capital lease obligations from calculation

18%

24%

24%

14%

20%

28%

22%

28%

40%

2001

9/30/2004

Pro Forma*

9/30/2004

UniSource Consolidated

Tucson Electric

Tucson Electric - ACC Method

Since 2001, TEP has:

Retired $33 million in long-
term debt

Purchased more than $190
million in lease debt

$100 million of scheduled
capital lease obligation
payments

TEP recently called $53 million
of long-term debt

Financial Outlook

2008

TRA amortization ~ $26 million

TEP Rate Case

UNS Electric PPA with Pinnacle West
expires 2Q

2006

TRA amortization ~ $66 million

Phelps Dodge PPA expires -1Q

Luna Energy Facility online - 2Q

Springerville Unit 3 online - 3Q

2007

TRA amortization ~ $76 million

Full year of Springerville Unit 3 benefits ~ $15
million

Rate cases for UNS Gas and UNS Electric

16

2005

UniSource earnings estimate $1.50 - $1.75 per share

TRA amortization ~ $57 million ($50 million in 2004)

Full year depreciation reduction for generation

UNS financing and TEP recapitalization – 1Q

Springerville Unit 2 planned outage/environmental

upgrade – 1Q (8 weeks)

Decision on TEP 2004 Rate Information filing – 4Q

Capital expenditures approx. $210 million

TEP Generation Profile

0%

20%

40%

60%

80%

100%

0%

20%

40%

60%

80%

100%

Total

Solar

4 MW

Resources

Solar

2004

Total Energy Supply

86%

3%

11%

Coal                     1.6¢

Gas                      7.8¢

Purchased     4.9¢

Power

(¢ per kWh)

Average Retail Rate

8.0¢

5.3¢

2.7¢

Generation

T & D

2004 Average Fuel and

Purchased Power Costs

(¢/kWh)

Firm Purchased Power

131 MW  (6%)

Gas

483MW

(23%)

Coal

1,516 MW (71%)

GWh

TEP Retail & Firm Wholesale Load

2004 Monthly Requirements by Resource Type

-

200

400

600

800

1,000

1,200

1,400

JAN

FEB

MAR

APR

MAY

JUN

JUL

AUG

SEP

OCT

NOV

DEC

Coal Generation

Gas Generation or Purchase Power

Retail and Firm Wholesale Peak Generation Requirements

Retail Generation Requirements

138

84

133

187

97

42

70

58

62

10

45

107

Excess Off-Peak Coal Generation for Wholesale

TEP Resource Planning
Retail + Firm Wholesale Requirements

2004-2010 Firm Obligations by Resource Type

1,474

1,481

581

622

834

1,112

379

6,000

7,000

8,000

9,000

10,000

11,000

12,000

2004

2005

2006

2007

2008

2009

2010

Coal Generation

Luna Energy Facility

Tri-State, Springerville Unit 3 PPA

Gas Generation or Purchase Power

Retail and Firm Wholesale Generation Requirements

GWh

Peak Demand
(MW)

UNS Electric Resource Planning

UNS Electric Retail Loads & Resource Forecast

417

430

442

453

464

475

487

0

100

200

300

400

500

600

2004

2005

2006

2007

2008

2009

2010

Existing Purchase Power Contract

Resource Requirement

UNS Electric Retail Demand

Pinnacle West

Full Requirements Contract

Expires May 2008

Resource Requirement

New Generation Resources

Springerville Expansion

Unit 3 – 400 MW

Tri-State Generation and
Transmission Association is owner
lessor

TEP has 100 MW PPA (up to 5
years)

Benefits to TEP

Unit 3 is paying
approximately $90 million
for upgrades to emissions
control equipment of Units
1 & 2

$15 million annual benefits
from cost savings, rent and
operating fees

Unit 4 – 400 MW

Salt River Project has option for
100%

21

Luna Energy Facility

Location:

Deming, NM

Capacity / TEP’s share:

560 MW / 187 MW

Heat Rate:

7500 Btu/kWh

TEP Ownership:

1/3 owner with PNM and

Phelps Dodge

Operator:

PNM

Fuel:

Gas, Combined Cycle

Completion Date:

2nd Quarter 2006

TEP Investment:

$50 million to purchase

and complete

Financing:

Internal cash

Arizona Regulatory Overview

Arizona Corporation Commission

Constitutionally created body

Five members elected state-wide

UniSource philosophy

Arizona Regulatory Overview

TEP

Status of electric competition

1999 Settlement Agreement

2004 rate review

2008 rate case

Arizona Regulatory Overview

UES

2007 UNS Gas rate case

Purchased Gas Adjustor (PGA)

2007 UNS Electric rate case

Purchased Power & Fuel Adjustor Clause (PPFAC)

UniSource Energy
Outlook and Strategies

Non-regulated, low-cost, reliable resource base

Growth in service areas outpacing national average

Strong utility cash flows & improving capital structure

Exiting Millennium businesses

Achieve market-based rates for generation assets and maintain T&D as cost-based regulated assets

Grow earnings and dividends

Supplemental Information

2004 Financial Overview

UniSource Energy Consolidated

(millions)

2002

2003

2004

Total Operating Revenue

$840

$973

$1,169

Operating Income

189

203

213

Net Income*

35

46

45

Cash Flow from Operations

$173

$260

$309

Capital Expenditures

113

137

155

Payments on Capital Leases

20

43

49

Payments on Long Term Debt

2

2

-

Cash Flow After Required Payments

$38

$78

$105

Capitalization

(millions)

2002

2003

9/30/2004

Total Long-Term Debt

1,131

1,288

1,260

Capital Lease Obligations

845

813

775

Total Debt

1,976

2,101

2,035

Investment in Lease Debt

(192)

(179)

(171)

Total Net Debt**

$1,784

$1,922

$1,864

Common Equity

457

556

594

Total Capitalization

$2,433

$2,657

$2,629

Total Capitalization on the basis of Total Net Debt

$2,241

$2,478

$2,458

Common Equity/Total Capitalization

19%

21%

23%

Common Equity/Total Cap. On the basis of Total Net Debt

20%

22%

24%

Tucson Electric Power

(millions)

2002

2003

2004

Total Operating Revenue

$834

$852

$889

Operating Income

214

211

200

Net Income*

55

61

45

Cash Flow from Operations

$204

$258

$277

Capital Expenditures

103

122

117

Payments on Capital Leases

20

43

49

Payments on Long Term Debt

2

2

-

Cash Flow After Required Payments

$79

$91

$111

Capitalization

(millions)

2002

2003

9/30/2004

Total Long-Term Debt

1,130

1,128

1,100

Capital Lease Obligations

845

813

775

Total Debt

1,975

1,941

1,875

Investment in Lease Debt

(192)

(179)

(171)

Total Net Debt**

$1,783

$1,762

$1,704

Common Equity

354

406

437

Total Capitalization

2,329

2,347

2,312

Total Capitalization on the basis of Total Net Debt

$2,137

$2,168

$2,141

Common Equity/Total Capitalization

15%

17%

19%

Common Equity/Total Cap. On the basis of Total Net Debt

17%

19%

20%

ACC Common Equity/Total Capitalization

24%

26%

28%

*Before Cumulative Effect of Accounting Change

**Non-GAAP financial measure.  Total Net Debt is net of investment in lease debt.  ACC Common

Equity/Total Cap. Is included because the ACC restricts the payment of dividends by TEP to 75%

of net income until the equity ratio is 40%.  For further information, please see UniSource Energy's

Annual Report on Form 10-K for 2003.

2

Tucson Electric Power
Retail Sales

2004 Retail Sales Mix

70% of 2004 retail revenue generated from
residential and commercial customers

Average retail customer growth of 2-3%
annually, exceeding national population
growth of 1%

TEP’s service territory population is expected
to exceed 1 million by 2008

Mining, 10%

Public Authority,

3%

Industrial, 26%

Commercial , 21%

Residential, 41%

280,000

305,000

330,000

355,000

380,000

1999

2000

2001

2002

2003

2004

Retail Customers

2.4% Annual growth

Average Retail Rate by Customer Class

10.4

9.1

7.2

7.1

4.6

-

3.0

6.0

9.0

12.0

Commercial

Residential

Public Authority

Industrial

Mining

(¢ per kWh)

3

Tucson Electric Power
Fuel Resources

Coal Resources

2004 Generation Mix

96%

4%

Coal –  1.6¢

Gas –  7.8 ¢

2004 Avg. Fuel Cost

(¢/kWh)

Gas Resources

Gas used in summer to meet peak demand

Maximum hedging position is three years

Remaining needs purchased in spot and short-term
markets

Source

AZ, CO and NM

Contract Term

2006 - 2020

2003 Avg. All-In $/ton

$30.31

2003 Avg. $/MMBtu Consumed

$1.58

Avg. Btu/lb.

9,500

Avg. Sulfur lb./MMBtu

1.05

Coal Type

Bituminous and

sub-bituminous

Avg. Market Price for Gas

Permian Index $/MMBtu

-

1.00

2.00

3.00

4.00

5.00

$6.00

2002

2003

2004

4

Tucson Electric Power
Coal Plant Operating Performance

Average Equivalent Availability Factor

Operator

TEP’s Share

Coal Delivery

In Service Dates

TEP’s Share

Sundt 4

coal/gas

Springerville

coal

Navajo

coal

TEP

156 MW

rail

1967

100%

TEP

760 MW

rail

Unit 1, 1985

Unit 2, 1990

100%

Arizona

Public Service

110 MW

mine mouth

Unit 4, 1969

Unit 5, 1970

7%

Salt River Project

168 MW

mine mouth

Unit 1, 1974

Unit 2, 1975

Unit 3, 1976

7.5%

Public Service

of New Mexico

322 MW

mine mouth

Unit 1, 1973

Unit 2, 1980

50%

Coal Supplier
Contract Term

Peabody

2020

BHP Billiton

2016

Peabody

2011

San Juan Coal,

2017

Various
2006

99

00

01

02

03

04

99

00

01

02

03

04

99

00

01

02

03

04

99

00

01

02

03

04

99

00

01

02

03

04

Industry Avg.

coal

99

00

01

02

Four Corners

coal

94%

91%

88%

92%

03

83%

San Juan

coal

87%

5

UniSource Energy Services

PIMA

APACHE

GRAHAM

COCHISE

COCONINO

GILA

LA PAZ

MOHAVE

NAVAJO

PINAL

YAVAPAI

YUMA

ARIZONA

Tucson

Springerville

Lake Havasu City

Bullhead City

Phoenix

Flagstaff

MARICOPA

Kingman

SANTA CRUZ

UNS Gas

Combined

UNS Electric

Acquired in August 2003 for approx. $230 million (1/2 book
value)

ACC Order Summary

UNS Gas

20.9% base rate increase

$142 million rate base

Purchase Gas Adjustor (PGA Mechanism)

$4.45 million threshold over/under
recovery – must file with ACC for
PGA adjustment

Three year moratorium on rate
filings (no rate increase until
August 2007)

Gas supply contract with BP Energy
(expires Aug. 2005)

Dividends limited to 75% of earnings until
equity ratio reaches 40%

UNS Electric

Energy supply agreement with Pinnacle
West (ends 2008)

22.0% rate increase for purchased power
surcharge

Three year moratorium on rate filings (no
rate increase until August 2007)

Dividends limited to 75% of earnings until
equity ratio reaches 40%

UNS Gas

UNS Electric

Total

Retail Customers

133,403

85,465

218,868

Annual Growth Rate

4.6%

5.3%

4.9%

6

Arizona Corporation Commission

7

Commissioner

Term Expires

Jeff Hatch-Miller, Chairman (R)

2008

Michael Gleason (R)

2008

Kristin Mayes (R)

2006

William Mundell (R)

2008

Marc Spitzer (R)

2006

1999 TEP Settlement Agreement

(¢ per kWh)

Average Unbundled Rate

0.9¢

Fixed CTC

8.0¢

0.4¢

Must Run

0.2¢

Ancillary

3.8¢

MGC

Floating CTC

2.7¢

T & D

Provided for competitive retail access in TEP’s service area

Reduced retail rates in 1999 & 2000

Capped rates from July 2000 through 2008

Set mechanism for stranded cost recovery through a fixed &
float competitive transition charge (CTC)

Fixed CTC

TEP recorded $450 million Transition Recovery Asset
(TRA)

Allocated portion ($0.009) of existing rate as the fixed CTC designed to recover the TRA by the end of 2008

Floating CTC designed to recover stranded costs not recovered through the fixed CTC

Varies inversely with the market price of power

Required TEP to file general rate case information, including an updated cost-of-service study by June 1, 2004

Future Estimated

Unamortized

TRA Amortization

TRA Balance

-

Millions of Dollars

-

2005

$

5

7

$

1

68

2006

6

6

1

02

2007

7

6

26

2008

$

2

6

$

-

8

2004 TEP Rate Review

9

General rate case information and updated cost-of-service study filed June 1, 2004

Does not propose rate change (rates capped through 2008)

Uses December 31, 2003 historical test year

Data presented indicate a revenue deficiency of $111 million

Assumptions include:

Rate base

$1.042 billion

Proposed cost of capital

8.87%

Proposed ROE

11.5%

Procedural schedule:

Staff & intervenor testimony

2Q 2005

Hearings to begin

3Q 2005

Order

4Q 2005

TEP & UES
Long-Term Debt Summary

Debt Issue

Issue Date

Due Date

Amount

Outstanding

(millions)

Interest

Rate

Current Call

Price

Security

Facilities Financed

First Mortgage Bonds

7.50%

Aug-98

Aug-08

$138

7.500%

MW +50 bps

First lien (1)

General purpose

First-Lien Tax-Exempt Bonds (Fixed Rate)

76 Farmington 7.50%

Jul-76

Jul-06

$20

7.500%

100.00%

First lien

San Juan PC

78 Farmington 6.10%

Jan-78

Jan-08

33

6.100%

100.00%

First lien

San Juan PC

     Subtotal

$53*

Unsec. Ind. Rev. Dev. Bonds (Fixed Rate)

97 Farmington 6.95%

Apr-97

Oct-20

$80

6.950%

N/C 10

Unsecured

San Juan PC

97 Coconino A 7.125%

Apr-97

Oct-32

37

7.125%

N/C 10

Unsecured

Navajo PC

97 Coconino B 7.00%

Apr-97

Oct-32

15

7.000%

N/C 10

Unsecured

Navajo PC

97 Pima A 6.10%

Sep-97

Sep-25

22

6.100%

N/C 5

Unsecured

Local T&D

97 Pima B 6.00%

Sep-97

Sep-29

150

6.000%

N/C 5

Unsecured

Local T&D

97 Pima C 6.00%

Sep-97

Sep-29

75

6.000%

N/C 5

Unsecured

Springerville

98 Apache A 5.85%

Mar-98

Mar-28

84

5.850%

N/C 5

Unsecured

Springerville 1 P C

98 Apache B 5.875%

Mar-98

Mar-33

100

5.875%

N/C 5

Unsecured

Springerville 2 P C

98 Apache C 5.85%

Mar-98

Mar-26

16

5.850%

N/C 5

Unsecured

Local T&D

Subtotal

$579

     Fixed Rate Subtotal

$770

Tax-Exempt Bonds (Variable Rate)

82 Pima A - Irvington

Oct-82

Oct-22

$39

1.265%

100.00%

Second lien

Local T&D / Sundt

82 Pima A

Dec-82

Dec-22

40

1.215%

100.00%

Second lien

Local T&D / 4 Corners PC

83 Apache A

Dec-83

Dec-18

100

1.215%

100.00%

Second lien

Springerville 2

83 Apache B (Tranche A)

Dec-83

Dec-18

80

1.228%

100.00%

Second lien

Springerville 2

83 Apache C (Tranche A)

Dec-83

Dec-18

50

1.265%

100.00%

Second lien

Springerville 2

85 Apache A

Dec-85

Dec-20

20

1.265%

100.00%

Second lien

Springerville 2

     Variable Rate Subtotal

$329

    TEP TOTAL

$1,099

UniSource Energy Services Unsecured Debt

UNS Gas 6.23% Unsecured Notes

Aug-03

Aug-11

$50

6.230%

MW +50 bps

Unsecured

General Purpose

UNS Gas 6.23% Unsecured Notes

Aug-03

Aug-15

50

6.230%

MW +50 bps

Unsecured

General Purpose

UNS Electric 7.61% Unsecured Notes

Aug-03

Aug-08

60

7.610%

MW +50 bps

Unsecured

General Purpose

UniSource Energy Services Subtotal

$160

UniSource Energy Consolidated Total

$1,259

As of September 30, 2004

*Called in 1Q 2005

10

TEP
Capital Lease Summary

As of 9/30/2004

($ in millions)

LEASE

ORIGINAL

CALL

LEASE DEBT

COUPON

PAYMENT

EXPIRATION

LOAN

LEASES:

LEASE AMT.

PRICE

BALANCES

RATE(S)

DATES

DATE

PARTICIPANT(S)

Valencia Coal

$175.5

N/C before

$64.9

14.50%

Jan 1 and July 1

4/5/2015

TEP

Handling Facilities

$12.5

2002

$5.0

10.62%

$188.0

$69.9

TEP Investment in Lease Debt Balance

$73.0

(includes premium)

Springerville

$132.0

Prepay at

$70.4

LIBOR + 4.25%

IBM Portion:

12/31/2017

Union Bank of CA

Common

Par anytime.

June 30 and Dec 31

and

Toronto Dominion

EFC and PM Portions:

1/1/2021

CSFB

Jan 1 and July 1

Irvington

$152.0

N/C before

$53.0

7.25%

Jan 15 and July 15

1/15/2011

IDA of Pima County

Unit 4

2002

(Tax-Exempt)

(Public Debt)

Springerville

$707.0

N/C

$0

8.75%

Jan 1 and July 1

1/1/2015

Several

Unit 1

Series B

$189.5

10.21%

Series C

$166.9

10.73%

$356.4

TEP Investment in Lease Debt Balance

Series B

$39.1

Series C

$58.9

$98.0

(millions)

Total Lease Debt Outstanding

$550

Total Lease Equity Outstanding

170

Total

$720

Current Obligations under Capital Leases

55

Total Capital Lease Obligations

$775

TEP's Investment in Lease Debt

171

Total Net Amount Outstanding

$604

11